                                Amendment No. 1
                                       to
                                 Loan Agreement
                                      among
                           Long Island Bancorp, Inc.,
                        The Long Island Savings Bank, FSB
                                       and
                    United States Trust Company of New York,
                              solely as trustee of
                     The LISB Employee Stock Ownership Plan


                WHEREAS, the parties hereto have entered into a loan agreement, dated as of April 14, 1994 (the "Loan Agreement"), pursuant to which Long Island Bancorp, Inc. loaned funds to the trust created under The LISB Employee Stock Ownership Plan (the "ESOP") for the purpose of purchasing shares of the outstanding common stock, par value, $0.01 per share of Long Island Bancorp, Inc.;

               WHEREAS, pursuant to Section 8.10 of the Loan Agreement, the Loan Agreement may be amended by a written instrument; and

               NOW, THEREFORE, the parties hereto agree to amend the Loan Agreement, effective as of April 14, 1994, as follows:

               The first sentence of Section 1.3 shall be deleted in its entirety and replaced with the following:

                  The Loan shall be evidenced by a single promissory note of the Trust (as modified and supplemented and in effect from time to time, the "Note") in substantially the form of Exhibit A attached hereto, dated the date of the delivery of the Note to Long Island Bancorp, Inc., payable to Long Island Bancorp, Inc. in installments, on March 31, June 30, September 30 and December 31, during the period from, and including, the date of the Note to, but excluding, the fifteenth anniversary of such date, subject to any prepayment made pursuant to Section
                  1.6 hereof. The amount of each such installment shall be based upon an estimate of the total (dividing such total into substantially equal parts of a number equal to the number of installments payable for the applicable calendar year) of the contribution described in Section 3.2 of the ESOP, as in effect as of the date hereof, for the Plan Year (as defined in Section 1 of the ESOP) during which such installment is payable, without regard to any reduction provided under

                  Section 3.5 of the ESOP for  contributions  made  pursuant to
                  Section 3.3 of the ESOP but taking into account the reduction provided under Section 3.5 of the ESOP for forfeitures under
                  Section 8.5 of the ESOP; provided, however, that the total amount of any installments payable in any calendar year shall be at least equal to the amount of such contribution.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of this 28 day of June, 1994.



                                           LONG ISLAND BANCORP, INC.


                                           By /S/ Mark Fuster
                                              Mark Fuster
                                              Treasurer


                                           THE LONG ISLAND SAVINGS BANK, FSB


                                           By /S/ Mark Fuster
                                              Mark Fuster
                                              EVP & Treasurer


                                           UNITED  STATES  TRUST  COMPANY OF NEW
                                              YORK,  solely as trustee under the
                                              trust agreement referred to above


                                           By /S/ Schuyler V. Grant
                                              Schuyler V. Grant
                                              Senior Vice President


                                           UNITED STATES TRUST COMPANY OF NEW
                                              YORK, in its individual capacity


                                           By /S/ Schuyler V. Grant
                                              Schuyler V. Grant
                                              Senior Vice President

                                    EXHIBIT A

                                 PROMISSORY NOTE

  $23,784,300.00                                    April 14, 1994
  ---------------


                  FOR VALUE RECEIVED, the undersigned (the "Borrower") and its successors in trust, not individually but solely as trustee under the agreement of trust between such trustee and The Long Island Savings Bank, FSB (the "Bank"), dated as of March 31, 1994, as amended from time to time, hereby promises to pay to Long Island Bancorp, Inc. at the principal office of Long Island Bancorp, Inc. in Melville, New York, the unpaid principal amount of the loan made by Long Island Bancorp, Inc. to the Borrower under the loan agreement referred to below (the "Loan Agreement"), in lawful money of the United States of America and in immediately available funds, on such dates as required by
Section 1.3 of the Loan Agreement, and to pay interest on the unpaid principal amount from time to time outstanding on such loan, at such office, in like money and funds, for the period commencing on the date such loan is made until such loan is paid in full, at the rate and on the dates as provided in Section 1.7 of the Loan Agreement.

        This Note is the Note referred to in, and is subject to the terms and conditions of, the loan agreement (as modified and supplemented and in effect from time to time) dated as of April 14, 1994 among Long island Bancorp, Inc., The Long Island Savings Bank, FSB, the Borrower and United States Trust Company of New York, in its individual capacity, and evidences the loan made by Long Island Bancorp, Inc. to the Borrower thereunder. The Loan Agreement and this Note are each binding on the parties thereto and hereto.

                                       UNITED STATES TRUST  COMPANY OF NEW YORK,
                                             solely as  trustee  under the Trust
                                             agreement referred to above



                                           By /S/